GE CAPITAL MORTGAGE SERVICES, INC.                               Exhibit # 99.38
Home Equity Loan Pass-Through Certificates,
Series 1996-HE1
EXHIBIT J
FORM OF DISTRIBUTION DATE STATEMENT

MAY, 1996


     Pursuant to the Pooling and Servicing Agreement dated as of March 1, 1996 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company"), and The First National Bank of Chicago (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:


     With respect to the Agreement and as of the Determination Date for this month:

     The amounts below are for a Single Certificate of $1,000:

     (1)  Amount of distribution allocable to principal:

                   Class A1          36157TVQ1       26.16767706
                                     ---------       -----------
                   Class A2          36157TVR9        0.00000000
                                     ---------       -----------
                   Class A3          36157TVS7        0.00000000
                                     ---------       -----------
                   Class A4          36157TVT5        0.00000000
                                     ---------       -----------
                   Class A5          36157TVU2        0.00000000
                                     ---------       -----------
                   Class AL          36157TVW8        0.00000000
                                     ---------       -----------
                   Class R1          36157TVX6        0.00000000
                                     ---------       -----------
                   Class R2          36157TVY4        0.00000000
                                     ---------       -----------


     (2)  Amount of distribution allocable to
          interest Pay-out Rate:

                   Class A1          36157TVQ1        5.18377798           6.30%
                                     ---------       -----------       ---------
                   Class A2          36157TVR9        5.54166667           6.65%
                                     ---------       -----------       ---------
                   Class A3          36157TVS7        5.83333333           7.00%
                                     ---------       -----------       ---------
                   Class A4          36157TVT5        6.08333333           7.30%

                                     ---------       -----------       ---------
                   Class A5          36157TVU2        6.37500000           7.65%
                                     ---------       -----------       ---------
                   Class AL          36157TVW8        6.16666667           7.40%
                                     ---------       -----------       ---------
                   Class S           36196HE1S        0.00179225           2.15%
                                     ---------       -----------       ---------

     (3) Servicing Compensation:                       58,182.52
                                                     -----------

          The amounts below are for the aggregate of all Certificates:


     (4) Pool Principal Balance;                                 127,703,983.06
                                                                ---------------
         number of Mortgage
         Loans:                                                           1,645
                                                                ---------------

     (5)  Principal Prepayments included for Defaulted
          Mortgage Loans, Defective Mortgage Loans, or
          Liquidating Loans                                                0.00
                                                                ---------------

     (6)  Class Certificate Principal Balance of each Class;
          Certificate Principal Balance of Single
          Certificate of each class:

                                                                    Single
                                                                 Certificate
      Class             CUSIP #          Class Balance             Balance
           -------------------------------------------------------------------
           Class A1     36157TVQ1        49,022,148.88            961.21860549
                        ------------------------------------------------------
           Class A2     36157TVR9        31,000,000.00           1000.00000000
                        ------------------------------------------------------
           Class A3     36157TVS7        16,000,000.00           1000.00000000
                        ------------------------------------------------------
           Class A4     36157TVT5         7,521,906.00           1000.00000000
                        ------------------------------------------------------
           Class A5     36157TVU2        10,025,376.00           1000.00000000
                        ------------------------------------------------------
           Class AL     36157TVW8        12,800,000.00           1000.00000000
                        ------------------------------------------------------
           Class R1     36157TVX6                 0.00              0.00000000
                        ------------------------------------------------------
           Class R2     36157TVY4                 0.00              0.00000000
                        ------------------------------------------------------

     (7) Book value of real estate acquired on behalf of Certificate- holders; number of related Mortgage

          Loans:

                                                                           0.00
                                                                ---------------
                                                                           0.00
                                                                ---------------

     (8) Aggregate Scheduled Principal Balance and number of delinquent Mortgage Loans:

            One Payment Delinquent                                   936,588.97
                                                                ---------------
                                                                             20
                                                                ---------------
            Two Payments Delinquent                                  215,244.57
                                                                ---------------
                                                                              4
                                                                ---------------
            Three or more Payments Delinquent                              0.00
                                                                ---------------
                                                                              0
                                                                ---------------
            In foreclosure                                            10,173.73
                                                                ---------------
                                                                              1
                                                                ---------------


     (9) Aggregate Scheduled Principal Balance and number of replaced Mortgage Loans:

                                                                           0.00
                                                                ---------------

     (10) Unpaid Net Simple Interest Shortfall:

                   Class A1          36157TVQ1             0.00
                                     ---------      -----------
                   Class A2          36157TVR9             0.00
                                     ---------      -----------
                   Class A3          36157TVS7             0.00
                                     ---------      -----------
                   Class A4          36157TVT5             0.00
                                     ---------      -----------
                   Class A5          36157TVU2             0.00
                                     ---------      -----------
                   Class AL          36157TVW8             0.00
                                     ---------      -----------
                   Class S           36196HE1S             0.00
                                     ---------      -----------

          (13) Class Certificate Interest
                Rate:

                   Class A4          36157TVT5        45,758.26       14.950%
                                     ---------      -----------     ---------
                   Class A5          36157TVU2        63,911.77       15.050%
                                     ---------      -----------     ---------
                   Class AL          36157TVW8        78,933.33        7.400%
                                     ---------      -----------     ---------
                   Class S           36196HE1S       228,877.84        2.151%
                                     ---------      -----------     ---------




          (14) Maximum Amount:                    10,909,689.02
                                                 --------------

          (15) Amount Available:                  10,639,990.57
                                                 --------------

     Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

                                     GE CAPITAL MORTGAGE SERVICES, INC.


                                     By: /s/ Pamela L. Monahan
                                     ---------------------------------
                                     Name: Pamela L. Monahan
                                     Title: Vice President